UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2025

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15997	95-4783236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Estrella Way
Burbank, California		91504
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 447-3870

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 15, 2025 (the “Effective Date”), Entravision Communications Corporation (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Amended and Restated Credit Agreement dated as of March 17, 2023 (as amended, restated, supplemented or otherwise modified from time to time prior to the Effective Date, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by the Amendment, the “Credit Agreement”), by and among the Company, the guarantors party thereto, Bank of America, N.A., as administrative agent and collateral agent, and the other financial institutions party thereto as Lenders (collectively, the “Lenders”).

The Amendment amends the Existing Credit Agreement to, among other things,

1.
increase the quarterly amortization to $5,000,000;
2.
reduce the aggregate revolving commitments from $75,000,000 to $30,000,000;
3.
increase the maximum permitted Total Net Leverage Ratio (as defined in the Credit Agreement) to 4.0 to 1.0;
4.
calculate leverage ratios based on an annualized average for the eight most recently completed fiscal quarters and increase cash netting to $60,000,000; and
5.
reduce the minimum permitted Interest Coverage Ratio (as defined in the Credit Agreement) to 2.0 to 1.0.

Pursuant to the Amendment, the Company agreed to pay to the Lenders consenting to the Amendment a fee equal to 0.05% of the amount of outstanding loans and commitments held by such Lenders under the Existing Credit Agreement.

The foregoing description of the Amendment is not complete and is qualified in its entirety by the terms and provisions of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 16, 2025, the Company issued a press release regarding the events described in Item 1.01. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information set forth under this Item 7.01 is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration document or other document filed by the Company.

Item 9.01 Financial Statements and Exhibits.

10.1

Amendment No. 1, dated as of July 15, 2025, to Existing Credit Agreement, by and among the Company, the guarantors party thereto, Bank of America, N.A., as administrative agent and collateral agent, and the other financial institutions party thereto as Lenders

99.1	Press release issued by Entravision Communications Corporation on July 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entravision Communications Corporation

Date:	July 16, 2025	By:	/s/ Michael Christenson
Michael Christenson, Chief Executive Officer